UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): October 11, 2018
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FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)
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Montana	001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)
401 North 31st Street, Billings, MT
(Address of principal executive offices)
(406) 255-5390
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 Entry into a Material Definitive Agreement.
On October 11, 2018, First Interstate BancSystem, Inc. (“First Interstate”), First Interstate Bank and Idaho Independent Bank (“IIB”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which IIB will merge with and into First Interstate Bank (the “Merger”).
Under the terms of the Merger Agreement, each outstanding share of IIB common stock will be converted into the right to receive 0.50 shares of First Interstate Class A common stock.
The Merger Agreement includes customary representations and warranties made by First Interstate, First Interstate Bank and IIB. Each party has also agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the consummation of the Merger.
The Merger has been unanimously approved by the Boards of Directors of each of First Interstate, First Interstate Bank and IIB and is expected to close in the first half of 2019.
The Merger is also subject to approval by IIB’s stockholders as well as regulatory approvals and other customary closing conditions. The Merger Agreement provides certain termination rights for First Interstate and First Interstate Bank, on the one hand, and IIB, on the other hand, and further provides that a termination fee of $6.8 million will be payable by IIB to First Interstate upon termination of the Merger Agreement under certain circumstances.
In connection with entering into the Merger Agreement, the directors and executive officers of IIB have each entered into a voting agreement (collectively, the “Voting Agreements”). The Voting Agreements generally require that the party vote all of his or her shares of IIB common stock in favor of the Merger Agreement. The Voting Agreements will remain in effect until the earlier of (1) the final adjournment of the stockholder meeting held by IIB to vote on the approval of the Merger Agreement or (2) the termination of the Merger Agreement.
The foregoing summaries of the Merger Agreement and the Voting Agreement are qualified in their entirety by reference to the complete text of such documents, which are filed as Exhibit 2.1 and Exhibit A to Exhibit 2.1, respectively, to this Current Report on Form 8-K and that are incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made to allocate contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and others should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide the terms of the Merger Agreement, and not to provide other factual information regarding First Interstate, First Interstate Bank or IIB, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding First Interstate, First Interstate Bank, IIB, their respective affiliates or their respective businesses, that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement of IIB and a prospectus of First Interstate, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings that First Interstate makes with the Securities and Exchange Commission (the “SEC”).

Item 8.01 Other Events.
On October 11, 2018, First Interstate released a presentation to investors containing additional information regarding the Merger. A copy of the presentation is attached hereto as Exhibit 99.1.
On October 11, 2018, First Interstate and IIB issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.2.

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (1) the benefits of the Merger between First Interstate, First Interstate Bank and IIB, including anticipated future results, cost savings and accretion to reported earnings that may be realized from the Merger; (2) First Interstate’s, First Interstate Bank’s and IIB’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (3) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning.
Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. The following factors, among others, could cause actual results to differ materially from the anticipated results expressed in the forward-looking statements: the businesses of First Interstate, First Interstate Bank and IIB may not be combined successfully, or such combination may take longer than expected; the cost savings from the Merger may not be fully realized or may take longer than expected; operating costs, customer loss and business disruption following the Merger may be greater than expected; governmental approvals of the Merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the Merger or otherwise; the stockholders of IIB may fail to approve the Merger; credit and interest rate risks associated with First Interstate’s, First Interstate Bank’s and IIB’s respective businesses; and difficulties associated with achieving expected future financial results. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in First Interstate’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to First Interstate, First Interstate Bank or IIB or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, First Interstate, First Interstate Bank and IIB do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

Additional Information and Where to Find It
This communication is being made in respect of the proposed Merger. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.
In connection with the proposed transaction, First Interstate intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement of IIB and a prospectus of First Interstate, and First Interstate will file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of IIB are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by First Interstate with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by First Interstate may be obtained free of charge at its website at www.fibk.com or by contacting First Interstate BancSystem, Inc., 401 North 31st Street, Billings, Montana 59116, Attention: Marcy Mutch, Chief Financial Officer, telephone 406-255-5312.
First Interstate, First Interstate Bank and IIB and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies of IIB’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of First Interstate and their ownership of First Interstate common stock is set forth in the proxy statement for First Interstate’s 2018 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on March 16, 2018. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed Merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit Number	Description

	2.1	Agreement and Plan of Merger dated as of October 11, 2018 by and among First Interstate BancSystem, Inc., First Interstate Bank and Idaho Independent Bank.*
	99.1	Investor Presentation dated October 11, 2018.
	99.2	Joint Press Release dated October 11, 2018.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: October 11, 2018

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ KEVIN P. RILEY
Kevin P. Riley
President and Chief Executive Officer